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                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                       Form 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report: February 28, 1997

DATABASE TECHNOLOGIES,INC.
(Exact name of registrant as specified in its charter)

Delaware                            0-17623            02-0429620
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)      I.D. Number)

172 Route 101, Suite D-5            Bedford, NH          03110
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   603-472-8222

Not applicable
(Former Name or Former Address of Changes Since Last Report)
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                               ITEM 4

                Changes in Registrant's Independent Accountant

The Registrant, effective February 28, 1997, engaged as its independent accountant, Berry, Dunn, McNeil & Parker of 900 Elm Street, Manchester, New Hampshire 03101-2007. The former independent accountant for the Registrant was Skolnick & Skolnick, 381 Sunrise Highway, Suite 303, Lynbrook, New York 11563. In connection with the change of accountants, there were no disagreements with the former accountants on any matter with respect to the current or any prior fiscal years, for the change was principally motivated and related to the cost of obtaining fiscal year ended audited statements at a cost that the Registrant could appropriately afford in light of its current activities.

The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATABASE TECHNOLOGIES,INC.

By:Allan S. Wolfe
   Allan S. Wolfe, President

February 28, 1997